SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 12, 2002

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-27610 (Commission File No.)	11-2882328 (IRS Employer Identification Number)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

LCA-Vision Inc. issued a press release announcing the shareholders' approval of a 1-for-4 stock split recommended by the company's Board of Directors on September 19, 2002.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

99.1  Press Release dated November 12, 2002

99.2  Notice to Shareholders regarding one-for-four stock split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

Date: 11/12/02	By: Alan H. Buckey Alan H. Buckey Executive Vice President, Chief Financial Officer and Treasurer

Exhibit 99.1

Contact:

Stephen N. Joffe

Joel Pomerantz

LCA-Vision Inc.

The Dilenschneider Group

(513) 792-9292

(212) 922-0900

SHAREHOLDERS APPROVE LCA-VISION 1-FOR-4 STOCK SPLIT

HIGHER VALUATION EXPECTED TO BROADEN INVESTOR BASE

CINCINNATI, November 12, 2002 -- Shareholders of LCA-Vision Inc. (NASDAQ:LCAVD), a leading national provider of laser vision correction services, have formally approved the 1-for-4 stock split recommended by the company's Board of Directors on September 19, 2002.  Conforming to NASDAQ rules, LCA-Vision’s shares will trade for the next 20 full trading days, beginning today, under the temporary stock symbol “LCAVD.”  After that period, trading will resume under the current symbol "LCAV."

Stephen Joffe, LCA Chairman and CEO, commented: “We continue to see the stock split as another positive step in our effort to maximize shareholder value going forward.  In addition to adjusting the number of authorized and outstanding shares to a level more in keeping with the company’s size, it will increase the per share valuation to a level far more likely to appeal to small cap and micro cap institutional investors.  Above all, the stock split helps to ensure that LCA-Vision will continue to trade on the highly liquid NASDAQ National Market System.”

The following table illustrates the pro-forma effect of LCA-Vision’s 1-for-4 stock split:

Common Shares (millions):

	Before Split	After Split
Outstanding	43.0	10.7
Held by corporate insiders	14.5	3.6
Float	28.5	7.1

Selected per-share statistics (as of September 30, 2002):

Cash	$0.41	$1.65
Book value	0.79	3.17
Long-term debt	0.00	0.00
Revenue	1.38	5.53

-more-

LCA-Vision Inc. owns and operates 32 LasikPlus laser vision correction facilities in the U.S., plus two centers in Canada and a joint venture in Europe.

For additional information, please visit the Company’s website at www.lasikplus.com.  Individuals interested in scheduling a free vision evaluation can call the Company’s patient care center at 1-800-LasikPlus (1-800-527-4575).

# # #

This news release contains forward-looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition, pricing, procedure demand, marketplace acceptance, patient outcomes, different healing results, unforeseen fluctuations in operating results, general economic conditions, and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission.

Exhibit 99.2

Dear Fellow-Stockholder:

A majority of the stockholders of LCA-Vision adopted a one-for-four stock split of the Company's common stock by written consent of the stockholders.  The amendment to the Company's Certificate of Incorporation was filed with the Delaware Secretary of State and the stock split is now effective.

Each stockholder will receive one share of LCA-Vision Inc. common stock for every four shares of LCA-Vision Inc. common stock currently owned.  Instead of issuing fractional shares, each stockholder whose shares are not evenly divisible by four will receive cash in an amount equal to the fraction of that share.

LCA-Vision shares have now begun trading on the basis of the 1-for-4 stock split.  Nasdaq National Market rules require LCA-Vision to trade under the symbol LCAVD for a 20-trading-day period following the effective date of the split.  After that period, trading will resume under the current symbol LCAV.

We believe the stock split will help maximize stockholder value going forward.  In addition, the number of authorized and outstanding shares will be adjusted to a level more in keeping with the Company’s size.  It will also increase the per-share valuation to a level far more likely to appeal to small cap and micro cap institutional investors.  Above all, the stock split helps to ensure that LCA-Vision will continue to trade on the highly liquid Nasdaq National Market.

Certainly, LCA-Vision’s share price prior to the split did not accurately reflect the healthy financial state of our company.

The following tables highlight the change in outstanding shares and per-share financial metrics before and after the stock split.

Common Shares (millions):

	Before Split	After Split
Outstanding	43.0	10.7
Held by corporate insiders	14.5	3.6
Float	28.5	7.1

Selected per-share statistics (as of September 30, 2002):

Cash	$0.41	$1.65
Book value	0.79	3.17
Long-term debt	0.00	0.00
Revenue	1.38	5.53

LCA-Vision, and its branded centers LASIKPLUS, are one of the leading companies in an industry that is still very much in its infancy. Laser vision correction -- lasik -- remains the most effective alternative to eyeglasses and contact lenses.  It is a proven technology serving a potential market of tens of millions of eligible candidates in a market that has barely been tapped and is constantly renewing its numbers. However, like almost every other industry, we remain subject to the realities of a weak economy and sinking consumer confidence for the immediate future.

Putting our overall gains in perspective, I would point out that it took the contact lens industry as long as two decades before that technology was fully accepted by the public.  Laser vision correction -- and LCA-Vision and LASIKPLUS -- are well ahead of that timetable and gaining new momentum daily.  Lasik is now the nation’s most widely performed elective surgical procedure and LASIKPLUS one of the leading providers.  More than three million Americans, all walking advertisements for the miracle of laser vision correction, have already had the procedure -- still a drop in the bucket as to what lies ahead.

We are firmly convinced that what lies ahead is a significant and sustained new value for our loyal stockholders.

Enclosed are coupons for a vision evaluation to determine candidacy for this life-changing procedure.  If you would like, use one of them for yourself, and share the others with family members and friends.

Following is a Letter of Transmittal that you must complete to receive certificates representing your post-split shares of Common Stock.

Thank you for your continued support.

/s/Stephen N. Joffe

Stephen N. Joffe

Chairman and CEO

LETTER OF TRANSMITTAL

To Accompany Certificates Previously Representing Shares of Common Stock of

LCA-Vision Inc.

Please read this letter carefully.

A split of the common stock, par value $.001 per share, of LCA-Vision Inc. (“Common Stock”) occurred effective November 12, 2002 (the "Effective Date").  Pursuant to the split, each four (4) shares of Common Stock issued and outstanding as of the date of the split was reclassified as and converted into one (1) share of Common Stock immediately following the split.  As a result of the split, holders of certificates representing pre-split shares of Common Stock have the right to receive, upon surrender of their certificates representing such pre-split shares of Common Stock, new certificates representing post-split shares of Common Stock at the ratio of one (1) share of post-split Common Stock for every four (4) shares of pre-split Common Stock. Holders of pre-split shares of Common Stock who otherwise would have been entitled to receive a fractional share as a result of the split will receive cash in an amount equal to the faction of a share that the stockholder otherwise would have been entitled to receive multiplied by the sale price of the Common Stock as last reported by the Nasdaq National Market immediately prior to the Effective Date.  In order to receive certificates representing post-split shares of Common Stock, you must complete, date, sign and return this Letter of Transmittal to EquiServe LP (the “Exchange Agent”) at one of the addresses listed below, along with all of your certificates representing pre-split shares of Common Stock.  Any person holding more than one certificate representing pre-split shares of Common Stock must surrender all such certificates registered in such person’s name in order to receive a new certificate representing the number of shares of post-split Common Stock to which such person is entitled.

To receive certificates representing post-split shares of Common Stock, you will need to complete this letter of transmittal and submit your Common Stock certificates to the Exchange Agent, as indicated herein.  Accordingly, please complete sections 1, 2 and 3 of this letter of transmittal and return this letter of transmittal with your Common Stock certificates. Please return your certificates to:

By Mail:	By Hand:	By Overnight Delivery:
EquiServe LP	Securities Transfer & Reporting Services, Inc.	EquiServe LP
Attn: Corporate Actions	c/o EquiServe LP	Attn: Corporate Actions
P.O. Box 43014	100 William Street, Galleria	Mail Stop 45-02-80
Providence, RI 02940	New York, NY 10038	150 Royall Street
Canton, Massachusetts 02021

_____  If any of your certificates have been mutilated, lost, stolen or destroyed, check here and notify the Exchange Agent at

877-282-1168.  They will advise you of the requirements for exchanging your certificates.

(If additional space is needed, please complete separate letters of transmittal).

1.

I hereby surrender the attached Common Stock certificates for exchange.  I have listed the enclosed certificates below:

    Certificate Number(s)         Number of Shares

MAILING LABEL
TO BE AFFIXED
HERE

Total Certificate Shares:

2.

SPECIAL ISSUANCE INSTRUCTIONS

Fill in ONLY if the LCA-Vision Common Stock is to be issued in a name other than the name appearing above.

Name_______________________________________

____________________________________________

(Please Print: First, Middle & Last Name)

Address

__________________________________

_________________________________________

(Number and Street)

_________________________________________

(City and State)

_________________________________________

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

Fill in ONLY if the LCA-Vision Common Stock is to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver Certificate(s) and check(s) to:

Name____________________________________

(Please Print: First, Middle & Last Name)

Address

____________________________________

(Number and Street)

__________________________________________

(City and State)

3.    W-9 Certification

Under penalty of perjury, I/we certify that: a) The taxpayer ID number shown on this letter of transmittal is my correct Taxpayer ID Number; b) I am not subject to backup withholding taxes because (i) I have not been notified by the IRS that I am subject to backup withholding taxes as a result of failure to report all interest or dividends, or (ii) the IRS has notified me that I am no longer subject to backup withholding taxes.  (Cross out item “b” if you have been notified by the IRS that you are subject to backup withholding taxes.)

The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.	Medallion Guarantee (if applicable) Important Note:
Your signature must be guaranteed if either:
Signature (Account Owner or Trustee)	* You have indicated any changes to your mailing address, or
Signature (Joint Account Owner or Co-Trustee)	* You have provided special delivery instructions in Section 2
Taxpayer Identification Number or Social Security Number

Your signature may be guaranteed by an authorized officer of a bank that is a member of the Federal Deposit Insurance Corporation (FDIC), a trust company, a member of a domestic stock exchange, or other eligible guarantor institution.  A notary public cannot guarantee your signature.

Telephone Number (with area code)
Date (Month, Day, Year)	Authorized Officer to Place Stamp Here
(Guarantor’s Signature)
IMPORTANT: Before returning, please be sure to sign, date and complete the Taxpayer Information above.	Title Date